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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K
                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



               Date of Report (Date of earliest event reported):
                              September 29, 1995



                              GENZYME CORPORATION
            (Exact name of registrant as specified in its charter)


      Massachusetts                     0-14680                  06-1047163
(State or other jurisdiction        (Commission File           (IRS Employer
     of incorporation)                  Number)              Identification No.)



              One Kendall Square, Cambridge, Massachusetts 02139
             (Address of principal executive offices and zip code)


              Registrant's telephone number, including area code:
                                (617) 252-7500
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Item 5.   Other Events.
          ------------

          On October 2, 1995, Genzyme Corporation ("Genzyme"), a Massachusetts corporation, completed the acquisition of its majority-owned subsidiary, IG Laboratories, Inc. ("IG"), a Delaware corporation, in a transaction in which IG was merged with and into Genzyme. Genzyme hereby incorporates by reference the contents of its press release dated September 29, 1995, filed as Exhibit 99 to this report.
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  October 11, 1995                GENZYME CORPORATION

                                       BY: /s/ Evan M. Lebson
                                          ------------------------------------
                                          Evan M. Lebson
                                          Vice President, Treasurer
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                                 EXHIBIT INDEX

Exhibit                                                              Sequential
  No.                 Description                                     Page No.
-------               -----------                                    ----------

99          Press release dated September 29, 1995. Filed herewith.       5